Developing Well-Differentiated Antibiotics to Meet Medical Needs Cempra Corporate Presentation September 2012 Developing Well-Differentiated Antibiotics to Meet Medical Needs Exhibit 99.1

Forward Looking Statement

This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our ability to obtain FDA approval of our product candidates; our dependence on the success of Solithromycin and Taksta; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our anticipated capital expenditures and our estimates regarding our capital requirements; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including Solithromycin and Taksta; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry; innovation by our competitors; and
our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business.  Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

Lead program, Solithromycin, has the potential to be the first Oral and IV macrolide approved since Zithromax/Z-PAK - Oral Phase 3 trial in CABP is expected to begin 2H 2012
Solithromycin Phase 2 trial for bacterial urethritis is running - Results expected 2H 2012
Antibiotic-resistant gonorrhea is a major global threat and new treatment options for gonorrhea are urgently needed
Second program, Taksta, is an oral drug that is effective against MRSA, which we are developing for long-term treatment of Prosthetic Joint Infections (PJI)- Phase 2 trial expected to begin 2H 2012 - a potential orphan indication
New FDA guidance provides regulatory pathway – The GAIN Act provides incentives for antibacterial development
Large market opportunity with global antibiotic sales in the multibillions
Significant need for new antibiotics driven by resistance and tolerability issues
Strong management team with extensive, successful experience in antibiotic drug development and approval - Azactam, Biaxin, Fidaxomicin, Synercid, Viread
Highlights

Significant need for new treatment
driven by:
Resistance
Adverse events/lack of tolerability
Inappropriate spectrum
Lack of IV-oral
Lack of pediatric dosing formulation
Acceptability for long term use
Developing Differentiated Antibiotics to Meet
Significant Needs

Global antibiotic sales in 2009
Total $42B
From B. Hamad, IMS Health
Nature Drug Discovery, 2010, 9:
675-676.
Cephalosporins
beta-lactams
Fluoroquinolones
Macrolides
Other antibacterials
Tetracyclines /
aminoglycosides
$11.9B
$11.5B
$7.1B
$4.8B
$4B
$2.6B
At least 30% of pneumococci in the U.S. are resistant to azithromycin (Z-Pak) –
the leading macrolide
Anti-gonorrhea antibiotics are slowly losing their effectiveness. CDC has announced new guidelines, removing Cefixime, the last oral drug available for treating gonorrhoea
Growing need for oral
therapies to address chronic staphyloccocal infections (MRSA)
infections – chronic therapy of prosthetic joint infections
The growing need:

Cempra’s Portfolio Addresses The
Critical Needs in The Antibiotic Market
Non-Antibiotic Macrolide Program: GERD/Diabetic gastroparesis and COPD are in preclinical stage
Product Formulation Preclinical Phase 1 Phase 2 Phase 3
CEM-101
(Solithromycin)
Community Acquired Bacterial Pneumonia (CABP)
Oral
Intravenous (IV)
Oral Suspension/Pediatric
Future CEM-101 indications: Urethritis, Other respiratory tract infections (RTI’s), chronic obstructive pulmonary disease (COPD), cystic fibrosis (CF), malaria, eye infections, etc.
Oral – Urethritis
Taksta
Fusidic Acid
Acute and Chronic Treatment of Staph (MRSA)
Oral – Chronic Prosthetic
Joint Infections
Oral – ABSSSI
Oral Suspension/Pediatric

TM

6 Solithromycin – (CEM-101) A next generation macrolide for respiratory tract infections, including CABP, entering Phase 3

Community-Acquired Bacterial  Pneumonia
(CABP)
Pneumococci (80% of cases)
Haemophilus
Staphylococcus
Moraxella
Legionella
Mycoplasma
Chlamydophila
Hospital-Acquired Pneumonia
(HAP)
Pseudomonas
Enteric gram-negatives (E.coli, Klebsiella,
Serratia, etc.)
Staphyloccci, MRSA
Pneumococcus
Haemophilus
Ventilator-Associated Pneumonia
(VAP)
Pseudomonas
Enteric gram-negatives (Klebsiella, Serratia,
etc.)
Acinetobacter
Staphyloccci, MRSA
Burkholderia
Viral Pneumonia
Influenza
Other viruses
All Pneumonias Are Not Created Equal

Burden of Pneumococcal Disease
Incidence and Mortality Rates of IPD in the US by Age Group, 2009
43,500 cases of IPD each year
5,000 deaths due to IPD each year
Per 100,000 Population Per Year
40
30
20
10
0
0
<1
1
2-4
5-17
18-34
35-49
50-64
≥65
Ages, Years
Cases
Deaths

Asthma and COPD Patient Forecasts
Asthma
COPD
Patient Population
50 million
45 million
40 million
35 million
30 million
25 million
20 million
15 million
10 million
5 million
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Year

Community-Acquired Bacterial
Pneumonia (CABP)
No. 1 cause of death due to infection
Pneumococcus is the most common
cause of fatal CABP
Most common cause of chronic bronchitis,
sinusitis, meningitis and otitis media
5-6 million cases/year
~1 million hospital admissions/year
~1.6 million fatal cases of pneumococcal
disease worldwide annually
Pneumococcal diseases cause
more deaths per year in U.S. than
breast or prostate cancer
Centers for Disease Control and Prevention. 2010. Active Bacterial Core
Surveillance Report, Emerging Infections Program Network, Streptococcus
pneumoniae, 2009. http://www.cdc.gov/abcs/reports-
findings/survreports/spneu09.pdf. Accessed February 3, 2011.
Xu. et al. Deaths: Final Data for 2007. Natl Vital
Stat Rep. 2010; 58: 1-51

Drug Discovery News May 2012. Report forecasts increases in
respiratory disease incidence, market.

cempra

Hospitalizations skyrocket
Annual hospitalizations in the United States with Clostridium difficile as a diagnosis:
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
85,700
346,800
1993
2010
Source: Agency for Healthcare Research and Quality
By Frank Pompa, USA TODAY

The Economist
The Catholic church's unholy mess
Paul Ryan: the man with the plan
Generation Xhausted
China, victim of the Olympics?
On the origin of specie
Microbes maketh man

Medscape Today NEWS

Two Fluoroquinolone Antibiotics Linked to Risk for Liver Injury Diedtra Henderson

August 13, 2012 — Moxifloxacin and levofloxacin may increase the risk for acute liver injury for older outpatients, according to results from a case-control study

Monotherapy, IV-Oral in CABP -
Currently Possible Only With Fluoroquinolones
Although FQs are approved and used widely for
treatment of CABP – Adverse events are associated
with their use – It is not approved for use in
pediatrics
Fluoroquinolones affect bowel flora and select for
CDAD
Far more could be done to stop the deadly bacteria
C. diff By Peter Eisler, USA TODAY August 17, 2012
Tendonitis -
That can lead to spontaneous rupture of multiple
tendons, commonly Achilles, which may occur during
therapy  or typically within 12 weeks, but can occur
years after therapy has been discontinued.
Adverse events from FQ treatment increase cost to hospitals, insurance companies and patients
Look, I know  its ruptured
doc.. But surely I’ll still be
able
to run in the marathon
next week…

cempra

a)
Cumulative survival
1.0
0.9
0.8
0.7
0.6
0
20
40
60
80
100
Time days

Probability of survival
1,0
,8
,6
,4
,2
0,0
Macrolides
Fluoroquinolones
0
20
40
60
Days

Azithromycin’s long, low  blood/tissue
levels favors selection of resistant
bacteria
A new macrolide is needed
Impact of Macrolide Therapy on Mortality in
Severe CABP
Restrepo, MI. et al. Eur Resp J. 2009; 33:  153-159.
Survival of  CABP patients treated in accordance
with IDSA/ATS guideline using combinations
with a macrolide or a quinolone
- macrolide
Martin-Loeches, I. et al.  Intensive Care Med. 2010; 36: 612-620.
CONFIDENTIAL

IDSA and KOLs recommend a ß-lactam plus
Several reports show that addition of a
macrolide results in better patient outcome
Addition of macrolide decreases mortality by
>50% in patients with highest PORT scores
+ macrolide
a macrolide for CABP

Resistant Isolates (%)
25
20
15
10
5
0
1988
1993
1995
1997
1999
2001
2003
2005
2007
2009

Solithromycin Opportunity

Azithromycin (Zithromax/Z-Pak), the
leading macrolide, went generic in 2005
52 million prescriptions and $1.1 billion in
sales in 2010
Widespread azithromycin use has led to
resistance issues
Lack of new macrolides with improved
resistance profiles has led physicians to
turn to fluoroquinolones (Levaquin) despite
side effect concerns
Total 2009 Pneumonia Oral Prescriptions – By
Class (Branded and Generic)
Source: IMS
Macrolides are the most widely
prescribed treatment for CABP and
other RTIs
Broad spectrum of activity
Good safety
Excellent tissue/intracellular distribution
and anti-inflammatory activity
Pneumococcal resistance rate in China – 96.4%
Asian Network Surveillance. AAC. 2012; 56: 1418-1426.
Canadian Bacterial Surveillance Network.
http://microbiology.mtsinai.on.ca/research/cbsn/.
Accessed March 2011
62.6%
25.5%
11.9%
Extended Spectrum
Macrolides
Quinolones
Other
Erythromycin-Resistant S. pneumoniae Isolates in
NA

Erythromycin

Clarithromycin

Azithromycin

Telithromycin

Cethromycin

Modithromycin

CEM-101

History of Macrolide Development

In vitro activity is similar.
Better PK, acid stable,
fewer GI effects
Resistance is now widespread
More potent than 2  generation macrolides
Active against macrolide-resistant strains, 2 binding
sites, acid stable, good PK, better tissue
distribution
Telithromycin – major adverse events
Others have failed – no other new macrolides
More potent than 3   generation macrolides
Active against 1  , 2    and 3   generation
macrolide-resistant strains, 3 ribosomal binding
sites,  extended spectrum, good PK and tissue
distribution, intravenous and oral dosing
Effective in Phase 2 oral and well-tolerated
(Solithromycin)
First Generation Macrolide
Second Generation Macrolide
Third Generation Macrolides, “Ketolides”
Fourth Generation Macrolide, Fluoroketolide
nd
rd
st nd
rd

# of Organisms
Solithromycin Azithromycin
MIC
90
(µg/ml)
Streptococcus pneumoniae
(150)
0.25 >16
Haemophilus influenzae
(100)
2 2
Streptococcus pyogenes
(100)
0.03 >16
Legionella pneumophila
(30)
0.015 2
Mycoplasma pneumoniae
(36)
0.000125 0.0005
Chlamydophila pneumoniae
(10)
0.25 0.125
Solithromycin: Spectrum of Activity
That Addresses CABP Pathogens
Solithromycin (CEM-101) is several fold more potent than azithromycin against S. pneumoniae, a critical pathogen in CABP and respiratory tract infections

Solithromycin has
demonstrated class-leading
potency in vitro against
macrolide-resistant
pneumococcus
CEM-101’s unique chemical structure necessitates mutations at three distinct sites for resistance to develop – no other macrolide has more than two

Population
Solithromycin Levofloxacin
Success rate, % Success rate, %
ITT* 72.3 71.6
MITT 77.8 71.4
Solithromycin: Comparable Efficacy to Standard of
Care (Levaquin) - Oral Phase 2 Trial

Solithromycin performed favorably in mITT at TOC when CABP pathogens were isolated - key criteria used by the FDA
Randomized 132 patients received either Solithromycin or Levofloxacin:
* Early
Clinical Response defined as:
Improvement at 72 hours in severity from baseline in at least two of the following signs/symptoms:
cough, dyspnea, chest pain, sputum production
Without worsening in any of the above 4 signs/symptoms - patient is clinically stable
Proposed by FDA, November 3
rd
2011 for future CABP trial design and defined by the Foundation for the NIH (FNIH)

Solithromycin demonstrated a favorable safety and tolerability profile, with a lower incidence of AEs than levofloxacin
Fewer treatment emergent AEs (30% vs 46%)
Fewer study subjects with SAEs (2 vs 7 subjects)
Fewer drug discontinuations due to AEs (0 vs 6 subjects)
Fewer GI related AEs (14% vs 24%)
No significant liver safety issues
No QT signals of concern
No bitter after-taste

Solithromycin:  Favorable Safety and Tolerability –
Oral Phase 2 Trial

Community-Acquired Bacterial
Pneumonia (CABP) – Standard-of-Care

Macrolides have kept a large segment of the global antibiotic market in spite of fluoroquinolones
Macrolide segment not crowded
Mostly occupied by azithromycin and clarithromycin – rising incidence of resistance
No new macrolides except solithromycin
Solithromycin is being developed for monotherapy for CABP – replacing current standard of care - a cephalosporin plus azithromycin
cost of two drugs
No oral cephalosporin for step down
Side effects of two drugs
Solithromycin has the spectrum of activity that provides coverage for CABP pathogens, including azithromycin-resistant bacteria
Step down IV to oral therapy could give a pharmacoeconomic advantage over current treatment options

10000
1000
100
10
CEM-101 Concentration (ng/mL)
400 mg IV
400 mg Oral
0
4
8
12
16
20
24
Time (h)

Solithromycin: Intravenous Development
First Injectable Macrolide in 20 Years

High plasma levels after IV
administration to address
the most resistant bacteria.
Well tolerated
No QT effects.
Intravenous macrolides have not been developed because of safety and tolerability issues
FDA interest in IV dose - Allows enrollment of PORT
III – IV patients
IV toxicology, 28-day in dog and monkey – well-tolerated
Intravenous and oral formulation allow:
Flexibility for treating severe or moderate pneumonia
Severely ill patients begin treatment in the hospital
and then go home earlier on oral therapy
Pharmacoeconomic advantage
Phase 1 IV clinical trial underway

Plan for Phase 3 CABP Studies

Phase 3 CABP trial design and end points are consistent with the proposed FDA CABP guidance Nov 2011
Two phase 3 trials are planned. One oral trial and one IV-to-oral step-down trial
Phase 3 oral planned to begin second half 2012 and complete in 2014
Global study – <50% PORT II, 50% PORT III and PORT IV
Enroll ~800 patients
Comparator moxifloxacin – a fluoroquinolone that is used worldwide at same dose
Enrollment criteria controlled strictly as per FDA guidance
Success criteria: as specified by newly proposed FDA guidance
Primary endpoint: Non-inferiority of early response (at 72 hours) compared to a fluoroquinolone
Secondary endpoints: Safety and pooled mITT at early response

Solithromycin for CABP and Multiple
Indications – Potential Broad Use
Campylobacter
diarrhea
Helicobacter
gastritis
Gonococcal and
non-gonococcal urethritis
Simple Skin Infections
Group B Strep
infections in
pregnancy
Lyme disease and
other tick borne
diseases
Other Diseases:
Ophthalmic Infections
Pediatric Infections
Malaria
prophylaxis
Biodefense
GI Tract Diseases:
Antibacterial and Anti-
inflammatory:
Primary Indication: CABP
Simple RTI’s, Pharyngitis, Sinusitis,
Bronchitis, Acute Exacerbation of Chronic
Bronchitis (AECB)
GU Tract Diseases:
Respiratory Tract Infections (RTI):
COPD
Cystic fibrosis
Panbronchiolitis
Solithromycin-
The Next Generation
Macrolide-
First Fluoroketolide

cempra

Centers for Disease Control and Prevention
MMWR
Morbidity and Mortality Weekly Report
Weekly / Vol. 61 / No. 31 August 10, 2012

Update to CDC's *Sexually Transmitted Diseases Treatment Guidelines, 2010*: Oral Cephalosporins No Longer a Recommended Treatment for Gonococcal Infections

– µ

– µ

Cefixime
Ceftriaxone
% with elevated MICs
2.5
2.0
1.5
1.0
0.5
0
2006
2007*
2008*
2009
2010
2011†
Year

Percentage of Isolates with Elevated MICs of Cefixime
5
4
3
2
1
0
2005
2006
2009
2010
2011
Men who have sex with men
West
Northeast and South
Midwest
Men who report having sex exclusively with women

In Vitro Activity of the New Fluoroketolide Solithromycin (CEM-101) against a Large Collection of Clinical *Neisseria gonorrhoeae* Isolates and International Reference Strains, Including Those with High-Level Antimicrobial Resistance: Potential Treatment Option for Gonorrhea?

µ	µ

Urethral Neisseria gonorrhoeae isolates (n= 32,794)
with elevated MICs (>0.25 g/mL) and Ceftriaxone
MICs (>0.125 g/mL). Gonococcal Surveillance
project, US. 2006-2011)
Gonococcal Isolate Surveillance Project (Bolan et al.
NEJM 2012. 366:485-487)
D. Gopalrian, et al. WHO Collaborating Center for Gonorrhoea
and other STIs. AAC, 56: 2739-2742, 2012,
MIC
90
( g/mL)
Range
( g/mL)
0.25 0.001 - 32
In Vitro Activity of Solithromycin against
256  gonococci
The proportion of N. gonorrhoeae in the US with
elevated cefixime MICs has increased 17- fold
between 2006 and the first half of 2011
Last Oral Antibiotic Removed from Recommended
Therapy for Gonococcus - 2
nd
most common
Communicable Disease

30 patients with
uncomplicated
gonorrhea
Patient
Population
Gram
stain/culture
NAAT
Clinical
Symptoms
Day 1
Screen and
Diagnosis
Treat with single
dose of
Solithromycin
1200 mg
Day 2
Proven
gonorrhoeae
Test of cure
Symptom
Free
Negative culture
Day 7 (+ 3)
TOC
Uncomplicated Gonococcal Urethritis - Phase 2
Trial Plan
Current Treatment:
Ceftriaxone 250 mg IM in a single dose OR, IF NOT AN OPTION, Cefixime 400 mg orally in a single dose
OR
Single dose injectable cephalosporin regimens PLUS Azithromycin 1g orally in a single dose
OR
Doxycycline 100 mg orally twice a day for 7 days
Study Design:
Open label, single site, oral treatment of uncomplicated gonorrhea
Success Criteria:
The primary outcome – bacterial eradication at TOC (7  day after treatment)
Other outcome measures:
Safety and tolerability
th

22 TAKSTA™ (Fusidic acid) An oral antibiotic for MRSA infections being developed for chronic use in the U.S.

What is Taksta    ?
Taksta is Cempra’s proprietary fusidic acid dosing regimen
Fusidic acid approved in Western Europe, Australia, and other countries
40 years of established safety and efficacy profile in acute and chronic use in staph infections ex-U.S.
NCE in the US, Hatch Waxman exclusivity, 5 years obtained by Cempra, dosing regimen patent, supply agreement of drug substance - a fermentation product
GAIN Act adds an additional 5 years of data exclusivity - A minimum of 10 years of data exclusivity
Unique structure, no cross resistance with any other antibiotic
Orally bioavailable
Targeted against gram-positive pathogens, including MRSA - a pathogen of great concern that causes bone and joint infections requiring long-term treatment
TM

Tetracyclines and Bactrim (TMP/SMX) have significant limitations for oral, outpatient use
Linezolid is the only oral antibiotic approved for MRSA but is not recommended for long term use
TAKSTA has Excellent Activity Against
S. aureus in the U.S. (1,710 U.S. strains)

Taksta is highly effective against S. aureus strains found in the U.S.
Antimicrobial
agents
MIC (µg/ml)
90% % susceptible
Fusidic acid 0.12 99.6
Clindamycin >2 69.7
Erythromycin >4 11.2
Levofloxacin >4 30.2
Linezolid 1 99.9
Tetracycline 1 95.8
TMP/SMX 97.9
Compared with other Oral Agents
Almost all staph
and MRSA
in the U.S.
are susceptible
0.5

No. of Total Arthroplasties Performed
600,000
500,000
400,000
300,000
200,000
100,000
0
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
Total knee replacement
Total hip replacement

No. of Prosthetic-Joint Infections
7000
6000
5000
4000
3000
2000
1000
0
1989
1991
1993
1995
1997
1999
2001
2003
2005
Infected total knee arthroplasty
Infected total hip arthroplasty

Osteomyelitis/Prosthetic Joint Infection is a
Significant Opportunity
Growing need for oral therapies to address MRSA
infections
Physicians cite staph (MRSA) as top pathogen of
concern in prosthetic joint infections and
osteomyelitis
Prosthetic joint replacement is increasing
Risk of life-long bacterial infection of implant
Minimum duration of treatment is 4-6 weeks, with
many patients requiring life-long treatment
Leading drugs for prosthetic joint infections and
osteomyelitis are the same as those for ABSSSI:
vancomycin, daptomycin and linezolid
Total prosthetic-joint infections 1990-2004 (Kurtz et. al)
N Engl J Med. 2009; 361: 787-794
Total arthroplasties performed from 1990-2006 (CDC)

Concentration (mg/L)
0
20
40
60
80
100
120
0
24
48
72
96
120
Time (hrs)
500 mg Q8h
1500 mg Q12h on Day 1 x 2 doses followed by 600 mg Q12h

European dosing
Cempra’s loading dose
1500 mg BID loading dose followed by 600 mg BID
maintenance dose – minimizes resistance development
Loading dose regimen validated – resistance not noted
in Phase 2 study
Patent pending
Cempra’s Proprietary TAKSTA Loading Dose
Validated - Phase 2 Study With MRSA Infections
Cempra developed a proprietary loading dose regimen to prevent resistance to fusidic acid that has occurred outside the U.S.

Data from 155-patient Phase 2 trial demonstrates
efficacy and safety in ABSSSI
Comparable efficacy
to Zyvox (linezolid)
Proprietary loading dose
regimen was well
tolerated and overcame
resistance
Comparable safety to linezolid, despite trial design excluding patients for whom linezolid is contra-
indicated (e.g., those on SSRIs)
End of Phase 2 meeting for ABSSSI with FDA completed

Cumulative percentage of treatment failure involving MRSA
1.0
0.8
0.6
0.4
0.2
0.0
Patients with single-agent antimicrobial therapy (n=26)
Patients with other combination antimicrobial therapy (n=14)
Patients with rifampin plus fusidic acid (n=12)
0
3
6
9
12
15
18
21
24
Time (month)

Use In Prosthetic Joint Infections

Used outside the U.S. in Osteomyelitis/PJI
Significant physician interest for chronic use in the U.S.
Eur J Clin Microbiol Infect Dis. 2010; 29: 171-180
Several reports from ex-USA that PJI
can be successfully treated by
adding FA to the standard of care
Taksta could address the need for a safe, oral product for acute and chronic treatment in prosthetic joint infections

Two compassionate use cases of bone/prosthesis infections in North America
Efficacy is
comparable to linezolid but has
better safety – useful for oral
chronic use in all
patient populations
PJI Facts:
200,000 Hip Replacements; 550,000 Knee Replacements in 2007
Surgeries increase by 3% per year
1% of hips and 2% of knees develop PJI's
Chronic daily therapy
Total Joint and Hardware Procedures - 3,286,000/year
a,b
Potential use in osteomyelitis, septic arthritis, diabetic foot
Potential of Taksta for Chronic Use in
Prosthetic Joint Device Infections
Tedizolid
Linezolid
Taksta
a
Life Science Intelligence market research report.   U.S. Markets for Large Replacement Technologies in 2012. March, 2012.
b
Life Science Intelligence market research report.   U.S. Markets for Small Joint Implants and Hardware for the Extremities.
January, 2012.

Current Treatment:
Debride and treat intravenously and orally for months – replace prosthesis if possible,
Study Design:
Success Criteria: The primary outcome – retention of a functional prosthesis at the end of 3 months
Other outcome measures: longer term safety and tolerability,  joint & mobility function
Cempra will confirm trial design with the FDA – Orphan indication potential

50 patients with
Knee or Hip PJI
Patient
Population
IV vancomycin
+ Taksta
+ rifampin
Discontinue
vancomycin at
7-28 days
Add Taksta to
Current Standard
of Care
Continue with
Taksta +
rifampin
for 3 months
Continue for
3 Months
Taksta as oral
monotherapy
beyond 3
months
Long-Term
Therapy
Prosthetic Joint Infection Phase 2 Trial Plan – Chronic
Oral Treatment of MRSA
may not be possible in older patients

2012 Milestones
2H 12: CEM-101 Initiation of dosing of Phase 3 Oral Global Trial for CABP
2H 12: CEM-101 Completion of Phase 1 IV
4Q 12: Taksta Initiation of dosing of Phase 2 Prosthetic Joint Infection Trial
4Q 12  Solithromycin top line data of Phase 2 Gonococcal Urethritis Study
2013 Milestones
1H 13: CEM-101 Initiation of Phase 3 IV-to-Oral CABP Trial (Financing  TBD)
4Q 13: Taksta top line Prosthetic Joint Infection results
2014 Milestones
1H 14: Taksta Phase 2 Prosthetic Joint Study Results
1H 14: CEM-101 Phase 3 Oral CABP Top line data

Clinical Development Plan and
Estimated Milestones

Capitalization
Cash & Equivalents (at 6/30/12) $ 57.8M
Long-Term Debt (at 6/30/12) $ 9.6M
Shares Outstanding 21.0M
Market Capitalization (at 8/30/12) $167.0M
Cash Runway * 1H 2014
*   Includes initiation of CEM-101 P3 oral trial and Taksta P2 PJI trial;
Does not include any potential partnerships.

cempra

Abbott
A Promise for Life
Bristol-Myers Squibb

Athenix

MERCK
O G S

King
QUINTILES

Baxter
Catalent

Kenneth Touw, PhD
EVP Regulatory
Carl Foster
EVP Business Development
Mark Hahn, CPA
CFO
David Oldach, MD
SVP Clinical
GILEAD
Prabhavathi Fernandes, PhD
President & CEO
Proven Management Team
David Pereira, PhD
SVP Chemistry
• Azactam (aztreonam)
• Biaxin (clarithromycin)
• Dificid (fidaxomicin)
• Plenaxis (abarelix)
• Zavesca (miglustat)
• OncoVax
• Prilosec (omeprazole)
•
IPO and M&A
•
Athenix-Bayer CropScience
•
Charles & Colvard  (CTHR)
•
E&Y
•
Viread
•
GS-9190
•
Combinations against HCV
•
Synercid (quinupristin/ dalfopristin)
•
Altace (ramipril)
•
Embeda (morphine and naltrexone)
•
Acurox
•
Injectable Penicillins
•
Dobutamine HCl Injection
•
Ranitidine Injection

(oxycodone)

Highlights

Lead program, Solithromycin, has the potential to be the first Oral and IV macrolide approved since Zithromax/Z-PAK - Oral Phase 3 trial in CABP is expected to begin 2H 2012
Solithromycin Phase 2 trial for bacterial urethritis is running - Results expected 2H 2012
Antibiotic-resistant gonorrhea is a major global threat and new treatment options for gonorrhea are urgently needed
Second program, Taksta, is an oral drug that is effective against MRSA, which we are developing for long-term treatment of Prosthetic Joint Infections (PJI)- Phase 2 trial expected to begin 2H 2012 - a potential orphan indication
New FDA guidance provides regulatory pathway – The GAIN Act provides incentives for antibacterial development
Large market opportunity with global antibiotic sales in the multibillions
Significant need for new antibiotics driven by resistance and tolerability issues
Strong management team with extensive, successful experience in antibiotic drug development and approval - Azactam, Biaxin, Fidaxomicin, Synercid, Viread